Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Jackson Acquisition Company (the “Company”) for the period ended March 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Richard L. Jackson, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 12, 2023

		By:	/s/ Richard L. Jackson
		Name:	Richard L. Jackson
		Title:	Chief Executive Officer
(Principal Executive Officer)